SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934
                       (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      PAYDEN & RYGEL INVESTMENT GROUP
- --------------------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

               (Name of Person(s) Filing Proxy Statement if
                        other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii),14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------

[X]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount previously paid:
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       2)  Form, Schedule or Registration Statement No.:
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       4)  Date Filed:
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                  PAYDEN & RYGEL GLOBAL FIXED INCOME FUND
                  PAYDEN & RYGEL INTERNATIONAL BOND FUND
                          333 South Grand Avenue
                      Los Angeles, California  90071

                 Notice of Special Meeting of Shareholders
                        Meeting Date: June 28, 1996

To the Shareholders:

       A Special Meeting of Shareholders of Payden & Rygel Global Fixed Income Fund and Payden & Rygel International Bond Fund (each a "Fund") will be held on June 28, 1996 at 9:00 A.M. at the offices of Payden & Rygel Investment Group located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 for the following purposes:

       1. To approve amendments to the Investment Management Agreement between Payden & Rygel Investment Group and Payden & Rygel, revising the fee schedule with respect to each Fund, as more fully described in the proxy statement;

       2. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The proposed amendment will result in decreases in the advisory fees paid by the Funds at current asset levels. The details of the decrease are noted on page 3 of the proxy statement. When a Fund exceeds $900 million in assets, the fee will increase over the levels currently contemplated by the Fund's investment management agreement. However, the total fee will increase by .02% or less of total assets until a Fund's assets exceed $1.6 billion. THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE PROPOSED AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT.

       Shareholders of record of the Funds at the close of business on May 3, 1996 are entitled to vote at the meeting or any adjournment thereof. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

                      By Order of the Board of Trustees


                      Carole Trist
                      Secretary

May 28, 1996


     Your vote is important! Please indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the accompanying postage prepaid envelope. If you sign, date and return the proxy but give no voting instructions, your shares will be voted to approve the proposed amendments to the Investment Management Agreement and as the proxies determine with respect to any other business that properly comes before the Meeting.
                  PAYDEN & RYGEL GLOBAL FIXED INCOME FUND
                  PAYDEN & RYGEL INTERNATIONAL BOND FUND
                          333 South Grand Avenue
                      Los Angeles, California  90071

                              PROXY STATEMENT

                      Special Meeting of Shareholders
                               June 28, 1996


       This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Payden & Rygel Investment Group (the "Trust") of proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Payden & Rygel Global Fixed Income Fund (the "Global Fund") and Payden & Rygel International Bond Fund (the "International Fund"), each of which is a series of the Trust, to be held on June 28, 1996, and any adjournment thereof. The International Fund and the Global Fund are each referred to below from time to time as a "Fund" and collectively as the "Funds".


       The time, location and purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders dated May 28, 1996. Proxies will be solicited primarily by mailing this proxy statement and the accompanying proxy card to shareholders commencing on or about May 28, 1996. Supplementary solicitations may be made by telephone or telegram or by personal interview. Officers of the Trust and of the Trust's investment adviser, Payden & Rygel, who participate in such solicitations will receive no compensation for their services other than their regular salaries. The expenses of preparing and mailing this proxy statement and its enclosures and all other solicitation expenses will be paid by the Funds.


       The Trust will furnish without charge a copy of its most recent annual report to any shareholder upon request. Such request may be made by calling the Trust during business hours at (213) 625-1900 or (800) 5-PAYDEN (800-572-9336), or by writing the Trust at the address set forth above.


                OUTSTANDING SHARES AND VOTING REQUIREMENTS

       The Board of Trustees has fixed the close of business on May 3, 1996 as the record date for the Meeting and any adjournments thereof. Only shareholders of record of the Funds at the close of business on that date are entitled to notice of and to vote at the Meeting. Each such shareholder of a Fund is entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held on the record date.

       As of May 3, 1996, 1,988,984 shares of the International Fund and 66,010,343 shares of the Global Fund were issued and outstanding. As of such date, the following persons were known to hold of record more than 5% of the outstanding shares of the Funds:

                                                         Percentage of
Name and Address                  Number of Shares     Outstanding Shares
Global Fixed Income Fund
Public Service Electric &            7,354,679            11.1%
Gas Company
Jersey City, NJ  07302

UniHealth America                    4,859,631             7.4%
Pittsburgh, PA  15230

All Officers and Trustees as           412,132             0.6%
a group

International Bond Fund

Consuelo Zobel Alger                 1,459,634            73.4%
Foundation
Honolulu, HI  96813

Fleetwood Retirement Plan              363,446            18.3%
Riverside, CA  92523

All Officers and Trustees as           104,888             5.2%
a group

          The holders of 30% of the outstanding shares of a Fund must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of any business with respect to such Fund. If a quorum of a Fund is present at the Meeting but sufficient votes to approve the proposed amendment to the Investment Management Agreement with respect to such Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Fund to permit further solicitation of proxies. In so doing, the persons named as proxies will attempt to determine if an adjournment and additional shareholder solicitation are reasonable and in the best interest of shareholders, and will vote for or against adjournment accordingly. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present at the Meeting or represented by proxy.

          If the enclosed proxy card is executed properly and returned in time to be voted at the Meeting, and is not revoked, the shares represented thereby will be voted according to the instructions marked on the card.
The persons appointed as proxies will use their best judgment in voting in connection with the transaction of any other business that may properly come before the Meeting or any adjournment thereof. A shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of its revocation to the Secretary of the Trust at the address indicated on the Notice of Special Meeting, by executing and delivering to the Trust another proxy dated subsequent to the proxy to be revoked, or by attending the Meeting and voting in person.

          Abstentions and broker "non-votes" (proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining the shares present at the Meeting. Abstentions and broker non-votes will therefore have the effect of a "no" vote for purposes of obtaining the requisite approval of any proposal before the Meeting.


                                PROPOSAL 1
                         APPROVAL OF AMENDMENT TO
                      INVESTMENT MANAGEMENT AGREEMENT


          At the Meeting, the shareholders of each Fund will be asked to approve an amendment (the "Amendment") to the Investment Management Agreement between the Trust and Payden & Rygel with respect to the Fund. A copy of the Investment Management Agreement, as amended by the Amendment, is set forth as Exhibit 1 to this Proxy Statement, with changes from the current Investment Management Agreement indicated in bold face type. The provisions of the Investment Management Agreement will remain the same, with the exception of the new fee schedule set forth in Exhibit 1 of the Investment Management Agreement (discussed further below).

          Pursuant to the Investment Management Agreement, Payden & Rygel renders investment advice and provides supervisory management services to each Fund, subject to the control and overall supervisory authority of the Trust's Board of Trustees. For these services, Payden & Rygel currently receive fees at the following annual rates, as a percentage of each Fund's average daily net assets: 0.37% of the first $200,000,000, 0.29% of the next $500,000,000, 0.25% of the next $800,000,000, and 0.18% of the excess over $1,500,000,000. If the Amendment is approved by the shareholders of a Fund, the annual advisory fee to be paid to Payden & Rygel with respect to such Fund will be amended to 0.30% of the first $2,000,000,000 and 0.25% of the excess over $2,000,000,000 of the Fund's average daily net assets.

          For the fiscal year ended October 31, 1995, the aggregate amounts of Payden & Rygel's fees under the Investment Management Agreement with respect to the Global Fund and the International Fund were $1,533,836 and $25,777, respectively. If the proposed fee structure under the Amendment had been in effect with respect to each Fund for such fiscal year, the aggregate amount of Payden & Rygel's fees would have been $1,420,375 with respect to the Global Fund, which represents a 7.3% DECREASE over the amount of fees actually paid, and $20,900 with respect to the International Fund, which represents a 18.9% DECREASE over the amount of fees actually paid.

          Management believes that the current advisory fee schedule is too complex. Shareholders may have difficulty calculating a Fund's average management fee. The new structure is much easier to understand. Furthermore, the proposed new fee structure is similar to (and only slightly higher than) that of the Trust's seven domestic fixed income funds. The proposed fee structure will continue to be one of the lowest fee structures currently available to investors in non-index global and international mutual funds.

General Information Regarding the Investment Management Agreement

          The Investment Management Agreement is dated as of June 24, 1992 with respect to the Global Fund. The International Fund was added to the Agreement by amendment on December 31, 1994. The Agreement was approved by the shareholders of the Global Fund on January 29, 1993 and by the initial shareholder of the International Fund on March 31, 1995, and was last approved by the Board of Trustees of the Trust on June 13, 1995.

          Except as described below, each Fund will continue to pay all of its expenses, including commissions, interest, taxes, legal and accounting fees, fees of custodians, transfer agents, registrars and dividend disbursing agents, registration and filing fees, and costs in connection with meetings of shareholders, including the preparation and distribution of proxy soliciting materials, and a pro rata portion of other Trust expenses, including fees and expenses of Trustees who are not "interested persons" of Payden & Rygel or of the principal underwriter of the Fund, insurance premiums, printing costs (which do not include the costs of printed material sent to persons who are not shareholders), salaries and related compensation of all non-officer employees, postage, association dues and extraordinary and non-recurring expenses.

          Payden & Rygel will continue to limit each Fund's operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) to 0.70% of the average daily net assets of the Fund's Class A shares and 0.95% of the average daily assets of the Fund's Class B shares. For the year ended October 31, 1995, total expenses for the Global Fixed Income Fund and International Bond Fund were 0.50% and 0.70% of average daily net assets, respectively. In addition, Payden & Rygel will continue to be obligated to reimburse each Fund if Fund expenses exceed those expenses set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time.

          The Investment Management Agreement provides that neither Payden & Rygel nor any of its officers, directors or employees will be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which the Investment Management Agreement relates, except for losses resulting from Payden & Rygel's willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from its reckless disregard of its duties under the Investment Management Agreement.

          Treasury Plus, Inc., a wholly-owned subsidiary of Payden & Rygel, provides administration services to the Trust pursuant to a Management and Administration Agreement with the Trust which became effective on January 1, 1996.


Consideration of Amendment by the Board

          The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that approval of the Amendment is in the best interests of each Fund and its shareholders. The Board, therefore, recommends approval of the Amendment by the shareholders of each Fund.

          In making this recommendation, the Trustees carefully evaluated the following factors with respect to each Fund, among others: (1) the excellent performance of the Fund under the management of Payden & Rygel;
(2) that the level of the annual advisory fees paid to Payden & Rygel will decrease at the Fund's current level of assets and until its assets exceed approximately $900 million, and will be low compared to the fees charged to many other non-index global and international and mutual funds; (3) the continuing agreement of Payden & Rygel to limit annual Fund operating expenses to 0.70% and 0.95% of the average daily net assets of the Fund's Class A and Class B shares, respectively; (4) that the other terms of the Investment Management Agreement will remain unchanged; (5) the history, reputation, qualification, and background of Payden & Rygel; and (6) the capabilities of Payden & Rygel Distributors, the affiliate of Payden & Rygel which acts as distributor of the Fund's shares, to increase the assets of the Fund, thereby potentially resulting in greater economies of scale and portfolio diversity.

Required Vote

          The affirmative vote of the holders of "a majority of the outstanding securities" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve the Amendment with respect to such Fund. "Majority of the outstanding voting securities" of a Fund for this purpose under the 1940 Act means the lower of (i) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the outstanding shares of the Fund are represented at the Meeting, or (ii) more than 50% of the outstanding shares of the Fund.


                          THE INVESTMENT ADVISER

          Payden & Rygel serves as investment adviser to the Trust pursuant to the Investment Management Agreement. Payden & Rygel is an investment counseling firm founded in 1983, and currently has over $20 billion of assets under management. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodities Futures Trading Commission.

          The following table provides a summary of certain information with respect to the principal executive officers and directors of Payden & Rygel. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071.

                                                   Position with
Name                       Trust Office            Payden & Rygel
Joan A. Payden             Chairman of the Board   President and
                           and President           Director

Lynda L. Faber             Trustee                 Senior Vice
                                                   President and
                                                   Director

John P. Isaacson           Trustee                 Executive Vice
                                                   President and
                                                   Director

James P. Sarni                  -                  Vice President

Brian W. Matthews               -                  Vice President

Christopher N. Orndorff    Trustee                 Vice President

Lynn M. Bowker             Vice President and      Vice President and
                           Treasurer               Treasurer

Scott A. King              Executive Vice          Executive Vice
                           President               President and
                                                   Director

          Payden & Rygel is controlled by Joan A. Payden, who owns a majority of its outstanding shares.


                              OTHER BUSINESS

          As of the date of this Proxy Statement, the Trust's management knows of no business to come before the Meeting other than as set forth in the Notice of Meeting. If any other business is properly brought before the meeting or any adjustment thereof, the persons named as proxies will vote on such business in their sole discretion.


                       NEXT MEETING OF SHAREHOLDERS

          The Meeting is a special meeting of shareholders of the Funds. The Trust is not required, and does not intend, to hold annual or other periodic meetings of shareholders of the Funds except as required by the 1940 Act. The next meeting of shareholders of one or more Funds will be held at such time as the Board of Trustees may determine or at such time as may be legally required. A proposal which a shareholder wishes to have included in the Trust's proxy materials for any such meeting must be received by the Trust at its principal office within a reasonable time before the release of the Trust's proxy soliciting materials with respect to such meeting, as determined by the Board of Trustees. Any such proposal must comply with the requirements of applicable law and regulations governing both the eligibility of the proponent and the form and substance of the proposal.

          Please execute and return the enclosed proxy promptly to ensure that a quorum is present at the meeting. A self-addressed, postage-paid envelope is enclosed for your convenience.


                         s/JOAN A. PAYDEN
                         Joan A. Payden
                         President

May 28, 1996
Los Angeles, California



                  PAYDEN & RYGEL GLOBAL FIXED INCOME FUND

                       PROXY SOLICITED BY MANAGEMENT



     The undersigned hereby appoint(s) Joan A. Payden and Christopher N. Orndorff, and each of them, as proxies of the undersigned, each with full power of substitution, to vote at the Special Meeting of Shareholders of Payden & Rygel Global Fixed Income Fund (the "Fund") to be held on June 28, 1996 at 9:00 a.m., and any adjournment thereof, all the shares of the Fund standing in the name of the undersigned.


     When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this Proxy will be voted FOR approval of the proposed amendment to the Investment Management Agreement. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments thereof.


             (1)         For [ ]      Against [ ]      Abstain [ ]

     With respect to approval of the amendment to the Investment Management Agreement between Payden & Rygel Investment Group and Payden & Rygel with respect to the Fund, as more fully described in the proxy statement (the Board of Directors recommends a vote FOR)

     The undersigned hereby acknowledge(s) receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto, and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

Dated:                       , 1996
      -----------------------

                           --------------------------------


                           --------------------------------

                           Signature(s) should be exactly as name or names appear on the records of the Fund. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give us full name and capacity in which signing.


                  PAYDEN & RYGEL INTERNATIONAL BOND FUND

                       PROXY SOLICITED BY MANAGEMENT



     The undersigned hereby appoint(s) Joan A. Payden and Christopher N. Orndorff, and each of them, as proxies of the undersigned, each with full power of substitution, to vote at the Special Meeting of Shareholders of Payden & Rygel International Bond Fund (the "Fund") to be held on June 28, 1996 at 9:00 a.m., and any adjournment thereof, all the shares of the Fund standing in the name of the undersigned.


     When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this Proxy will be voted FOR approval of the proposed amendment to the Investment Management Agreement. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments thereof.


             (1)         For [ ]      Against [ ]      Abstain [ ]

     With respect to approval of the amendment to the Investment Management Agreement between Payden & Rygel Investment Group and Payden & Rygel with respect to the Fund, as more fully described in the proxy statement (the Board of Directors recommends a vote FOR)

     The undersigned hereby acknowledge(s) receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto, and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

Dated:                       , 1996
      -----------------------

                           --------------------------------


                           --------------------------------


                           Signature(s) should be exactly as name or names appear on the records of the Fund. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give us full name and capacity in which signing.




                                                                  EXHIBIT 1

                      INVESTMENT MANAGEMENT AGREEMENT


          THIS INVESTMENT MANAGEMENT AGREEMENT is made as of June 24, 1992, between P&R INVESTMENT TRUST*/, a Massachusetts business trust (herein called the "Trust"), and PAYDEN & RYGEL, a California corporation ("P&R").


          WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Trust desires to retain P&R to furnish investment advisory services to the Trust and P&R is willing to so furnish such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          1. APPOINTMENT. The Trust hereby appoints P&R to act as investment adviser to each series of shares of beneficial interest of the Trust identified on Exhibit A hereto, as such Exhibit may from time to time be amended by the parties (each a "Fund"), for the period and on the terms set forth in this Agreement. P&R accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. MANAGEMENT. Subject to the supervision of the Trust's Board of Trustees, P&R shall provide a continuous investment program for each Fund, including, investment research and management with respect to all securities and investments and cash equivalents in such Fund.

         (a) P&R shall determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to each Fund. P&R shall comply with the investment objectives, policies and restrictions as stated in the Trust's Registration Statement with respect to each Fund, as from time to time amended, and resolutions of the Trust's Board of Trustees. P&R shall comply with the 1940 Act, the Securities Act of 1933 and all applicable Rules and Regulations of the Securities and Exchange Commission, and shall conduct its activities pursuant to this Agreement in accordance with all other applicable laws and regulations.


- --------------------
*/ Name subsequently changed to Payden & Rygel Investment Group.



          (b) On occasions when P&R deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of P&R, then P&R, to the extent permitted by applicable laws and regulations, may (but shall be under no obligation to) aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by P&R in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (c) P&R shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected.

          3. SERVICES NOT EXCLUSIVE. P&R shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by P&R hereunder are not deemed exclusive, and P&R shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          4. REPORTS, BOOKS AND RECORDS. P&R shall render to the Board of Trustees of the Trust such periodic and other reports as the Board may from time to time reasonably request. In compliance with the requirements of Rule 3la-3 under the 1940 Act, P&R hereby agrees that all records which it maintains for the Trust are the property of the Trust. P&R shall surrender promptly to the Trust any of such records upon the Trust's request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          5.   EXPENSES.

         (a) During the term of this Agreement, P&R shall pay the following expenses: (i) the salaries and expenses of all personnel of the Trust and all personnel of P&R who perform services for the Trust, except the fees and expenses of trustees who are not affiliated persons of P&R; and (ii) all expenses incurred by P&R or by the Funds in connection with managing the ordinary course of the Funds' business other than those to be paid by the Funds as set forth herein.

         (b) During the term of this Agreement, the Trust shall pay the following expenses: (i) the fees and expenses incurred by each Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of trustees who are not affiliated persons of P&R; (iii) the fees and expenses of the Trust's Custodian, Transfer Agent, Fund Accounting Agent and Administrator; (iv) the charges and expenses of legal counsel and independent accountants for the Trust; (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (vii) the fees of any trade associations of which the Trust may be a member; (viii) the cost of fidelity, trustees and officers and errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of each Fund and of its shares with the SEC, registering the Trust as a broker or dealer and qualifying shares of each Fund under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes; (x) allocable communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and (xii) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

          6. COMPENSATION. For the services provided by P&R pursuant to this Agreement, the Trust shall pay P&R a fee, computed daily and paid monthly (in arrears), at the annual rate set forth in Exhibit A.

         (a) If in any fiscal year the aggregate operating expenses of any Fund (as hereafter defined) exceed the applicable percentage of the average daily net assets of the Fund set forth in Exhibit A for such fiscal year, P&R shall reimburse such Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled and paid on a monthly basis. Any such reimbursement of a Fund shall be repaid to P&R by such Fund, without interest, at such later time or times as it may be repaid without causing the aggregate operating expenses of such Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid; provided, however, that upon termination of this Agreement with respect to any Fund, such Fund shall have no further obligation to repay any such reimbursements. As used in this paragraph, the term "operating expenses" of a Fund for a fiscal year shall mean all expenses of the Fund for such year other than interest, taxes, brokerage commissions (including related SEC fees), blue-sky fees, 12b-l plan fees and extraordinary expenses.

         (b) In addition, if in any fiscal year the aggregate expenses of any Fund (as defined under the securities regulations of any state having jurisdiction over such Fund) exceed the expense limitations of any such state, P&R shall reimburse the Fund for such excess expenses to the extent not previously reimbursed pursuant to paragraph (a) of this Section 6. The obligation of P&R to reimburse any Fund hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year with respect to such Fund. Such expense reimbursement, if any, shall be estimated, reconciled and paid on a monthly basis.

          7. LIMITATION OF LIABILITY. P&R shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of P&R's fiduciary duty with respect to the receipt of compensation for services (in which event any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940
Act) or loss resulting from P&R's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by P&R of its obligations and duties under this Agreement.

          The Trust shall indemnify P&R and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by P&R in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of a Fund or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by P&R in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Determination of whether and the extent to which the P&R is entitled to indemnification hereunder shall be made by (a) a final decision on the merits by a court or to her body before whom the action, suit or other proceeding was brought that P&R was or was not liable by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of its fiduciary duty or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that P&R was or was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion.

          8. DURATION AND TERMINATION. This Agreement shall become effective with respect to the initial Fund on the date hereof, and with respect to any additional Funds on the date of the amendment to Exhibit A adding such Fund hereto, provided that this Agreement (as supplemented by the terms specified in Exhibit A hereto with respect to such Fund) shall have been approved by the shareholders of such Fund in accordance with the requirements of the 1940 Act, and unless sooner terminated as provided herein, shall continue in effect with respect to each Fund for an initial term of two years. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund.

          Notwithstanding the foregoing, this Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund), or by P&R, on sixty days' written notice. This Agreement shall immediately terminate in the event of its assignment.

          9. REPRESENTATIONS AND WARRANTIES. P&R represents and warrants to the Trust that P&R is registered as an investment adviser under the Investment Advisers Act of 1940. The Trust represents and warrants to P&R that it is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid and binding obligation of such party in accordance with its terms.

          10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a particular Fund until approved by vote of a majority of the outstanding securities of such Fund; provided, however, that this Agreement may be amended without the vote of the shareholders of any Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provisions hereof, or it the parties deem such amendment necessary to conform this Agreement to the requirements of applicable federal laws or regulations (but neither the Trust nor P&R shall be liable for failing to do so).

          11. OBLIGATIONS OF THE TRUST. P&R acknowledges that the Master Trust Agreement of the Trust dated January 22, 1992 is on file with the Secretary of the Commonwealth of Massachusetts, and that the obligations of the Trust under this Agreement are not binding on any officers, trustees or shareholders of the Trust individually but are binding only upon the assets and properties of the various Funds.

          12. NOTICES. Notices of any kind to be given to P&R hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to P&R at 333 South Grand Avenue, Los Angeles, California 90071,
Attention: President, or at such other address or to such individual as shall be so specified by P&R to the Trust. Notices of any kind to be given to the Trust hereunder by P&R shall be in writing and shall be duly given if mailed or delivered to the Trust at 333 South Grand Avenue, Los Angeles, California 90071, Attention: President; or at such other address or to such individual as shall be so specified by the Trust to P&R.

          13. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Massachusetts law (without regard to principles of conflicts of law); provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or any rule or regulation of the Securities and Exchange Commission thereunder. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning as the meaning of such terms in the 1940 Act.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.




                         P&R INVESTMENT TRUST


                         By  s/Joan A. Payden
                             President


                         PAYDEN & RYGEL


                         By  s/Scott King
                             Executive Vice President




                                 EXHIBIT A

Payden & Rygel Global Fixed Income Fund Series


Annual Advisory Fees (as a percentage of average daily net assets) -- .30% of the first $2,000,000,000; .25% over $2,000,000,000.



Operating Expense Limitation (as a percentage of average daily net assets)
- -- .70% of Class A shares; .95% of Class B shares.


Payden & Rygel International Bond Fund Series


Annual Advisory Fees (as a percentage of average daily net assets) -- .30% of the first $2,000,000,000; .25% over $2,000,000,000.



Operating Expense Limitation (as a percentage of average daily net assets)
- -- .70% of Class A shares; .95% of Class B shares.























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